UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                  SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed  by  the  Registrant  [x]
Filed  by  a  Party  other  than  the  Registrant  [  ]

Check  the  appropriate  box:
[  ]  Preliminary  Proxy  Statement
[  ]  Confidential,  for  use of the Commission only (as permitted by Rule 14a-6
(e)(2))
[X]  Definitive  Proxy  Statement
[  ]  Definitive  Additional  Materials
[  ]  Soliciting  Material  under  Rule  14a-12

                   ORBIT  INTERNATIONAL  CORP.
                   ---------------------------
       (Name  of  Registrant  as  Specified  In  Its  Charter)

                             SAME
                  ----------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
[x]  No  fee  required.
[  ]  Fee  computed  on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title  of  each  class  of  securities  to  which  transaction  applies:

(2)  Aggregate  number  of  securities  to  which  transaction  applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed  maximum  aggregate  value  of  transaction:

(5)  Total  fee  paid:

[  ]  Fee  previously  paid  with  the  preliminary  materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount  Previously  Paid:

(2)  Form,  Schedule  or  Registration  Statement  No.:

(3)  Filing  Party:

(4)  Date  Filed:

                           ORBIT INTERNATIONAL CORP.
                           80  CABOT  COURT
                           HAUPPAUGE,  NEW  YORK  11788


                  NOTICE  OF  ANNUAL  MEETING  OF  STOCKHOLDERS


To  the  Stockholders  of  Orbit  International  Corp.:

     The Annual Meeting of Stockholders of Orbit International Corp. (the "Company") will be held at the Sheraton Long Island, 110 Vanderbilt Motor Parkway, Smithtown, New York 11788, at 10:00 a.m., Eastern Daylight Savings Time, on June 22, 2007, for the following purposes:

1.     To  elect  the  Board  of  Directors  for  the  ensuing  year.

2. To ratify the appointment of Goldstein Golub Kessler LLP as independent auditors and accountants for the Company for the fiscal year ending December 31, 2007.

3.     To  transact such other business as may properly come before the meeting.


     All stockholders are invited to attend the meeting. Stockholders of record at the close of business on May 14, 2007, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the meeting. A complete list of stockholders entitled to notice of, and to vote at, the meeting will be open to examination by the stockholders beginning ten days prior to the meeting for any purpose germane to the meeting during normal business hours at the office of the Secretary of the Company at 80 Cabot Court, Hauppauge, New York 11788.

     Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy and return it in the enclosed envelope. Returning a proxy will not deprive you of your right to attend the annual meeting and vote your shares in person.

BY  ORDER  OF  THE  BOARD  OF  DIRECTORS


MARK  TUBLISKY
Secretary
Hauppauge,  New  York
May  16,  2007

                            ORBIT INTERNATIONAL CORP.
                                 80 CABOT COURT
                            HAUPPAUGE, NEW YORK 11788

                                 (631) 435-8300
                             ______________________

                                 PROXY STATEMENT
                             ______________________

     The accompanying proxy is solicited by the Board of Directors of Orbit International Corp. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m., Eastern Daylight Savings Time, on June 22, 2007, at the Sheraton Long Island, 110 Vanderbilt Motor Parkway, Smithtown, New York 11788, and any adjournment thereof. This proxy material is being mailed to stockholders commencing on or about May 16, 2007.

                           VOTING SECURITIES; PROXIES

     The Company will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, certain officers and employees of the Company, without additional remuneration, may also solicit proxies personally by telefax and by telephone. In addition to mailing copies of this material to stockholders, the Company may request persons, and reimburse them for their expenses in connection therewith, who hold stock in their names or custody or in the names of nominees for others to forward such material to those persons for whom they hold stock of the Company and to request their authority for execution of the proxies.

     One-third of the outstanding shares of Common Stock, par value $.10 per share (the "Common Stock"), present in person or represented by proxy shall constitute a quorum at the Annual Meeting. The approval of a plurality of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for election of the nominees as directors. In all matters other than the election of directors, the affirmative vote of the majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for adoption of such matters.

     The form of proxy solicited by the Board of Directors affords stockholders the ability to specify a choice among approval of, disapproval of, or abstention with respect to each matter to be acted upon at the Annual Meeting. Shares of Common Stock represented by the proxy will be voted, except as to matters with respect to which authority to vote is specifically withheld. Where the solicited stockholder indicates a choice on the form of proxy with respect to any matter to be acted upon, the shares will be voted as specified. Abstentions and broker non-votes will not affect the outcome of the election of directors or the ratification of the appointment of the independent auditors. With respect to all other matters, if any, to be voted on by stockholders at the Annual Meeting, abstentions will have the same effect as "no" votes, and broker non-votes will have no effect on the outcome of the vote.

     All shares of Common Stock represented by properly executed proxies which are returned and not revoked will be voted in accordance with the instructions, if any, given therein. If no instructions are provided in a proxy, the shares of Common Stock represented by such proxy will be voted FOR the Board's nominees for director, FOR the ratification of the appointment of Goldstein Golub Kessler LLP and in accordance with the proxy-holder's best judgment as to any other matters raised at the Annual Meeting.

     At the close of business on May 14, 2007, there were 4,588,071 shares of Common Stock outstanding and eligible for voting at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of Common Stock held on all matters that come before the Annual Meeting. Only stockholders of record at the close of business on May 14, 2007, are entitled to notice of, and to vote at, the Annual Meeting.



REVOCABILITY OF PROXY

A stockholder who has given a proxy may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary of the Company, by executing and delivering to the Company a later dated proxy reflecting contrary instructions, or by appearing at the Annual Meeting and taking appropriate steps to vote in person.

NO  DISSENTER'S  RIGHTS

     Under Delaware law, stockholders are not entitled to dissenter's rights of appraisal with respect to Proposal 2.

     PROPOSAL  1

     ELECTION  OF  DIRECTORS

     The bylaws of the Company provide that each director serves from the date of election until the next annual meeting of stockholders and until his successor is elected and qualified. The specific number of directors is set by a resolution adopted by a majority of the entire Board of Directors. The maximum number of directors is currently fixed at seven, and the number of directors is currently seven. The Company has nominated seven persons consisting of Dennis Sunshine, Bruce Reissman, Mitchell Binder, Arthur Rhein, Bernard Karcinell, Lee Feinberg and H. William Coogan, Jr., each a current Director, for re-election to the Board of Directors. Proxies cannot be voted for a greater number of persons than the number of nominees named.

     The persons named in the accompanying proxy intend to vote for the election of the nominees listed herein as directors. Each nominee has consented to serve if elected. The Board of Directors has no reason to believe that any nominee will not serve if elected, but if any of them should become unavailable to serve as a director and if the Board of Directors designates a substitute nominee or nominees, the persons named as proxies will vote for the substitute nominee or nominees designated by the Board of Directors.

     The following table sets forth certain information with respect to the nominees and executive officers of the Company and is based on the records of the Company and information furnished to it by such persons. Reference is made to the section of this Proxy entitled, "Security Ownership of Certain Beneficial Owners and Management," for information pertaining to stock ownership by the nominees and executive officers of the Company.





Name of Nominee        Age    Position
---------------        ---    --------

Dennis Sunshine         60    President, Chief Executive Officer and Director

Bruce Reissman          57    Executive Vice President, Chief Operating
                              Officer and Director

Mitchell Binder         51    Executive Vice President, Chief Financial Officer
                              and Director

Richard A. Hetherington 52    President and Chief Operating Officer of
                              Tulip Development Laboratory, Inc.

Mark Tublisky           69    Secretary and President, Behlman Electronics, Inc.

David Goldman           37    Treasurer and Controller

Arthur Rhein            61    Director

Bernard Karcinell       68    Director

Lee Feinberg            60    Director

H. William Coogan, Jr.  53    Director

BIOGRAPHICAL  INFORMATION

     Dennis Sunshine has been President and Chief Executive Officer of the Company since March 1995 and a director of the Company since 1988. Mr. Sunshine has held various positions with the Company since 1976, including Secretary and Vice President of Operations from April 1988 to March 1995 and Director of Operations from June 1983 to April 1988.

     Bruce Reissman has been Executive Vice President and Chief Operating Officer of the Company since March 1995 and a director of the Company since 1992. Mr. Reissman has held various positions with the Company since 1975, including Vice President-Marketing from April 1988 to February 1995 and Director of Sales and Marketing from 1976 to April 1988.

     Mitchell Binder has been Executive Vice President of the Company since 2006, Vice President-Finance from 1986 to 2006 and its Chief Financial Officer since 1983. He has been a director of the Company since 1985. Mr. Binder has held various positions with the Company since 1983, including Treasurer and Assistant Secretary from 1983 to March 1995.

Richard A. Hetherington has been President and Chief Operating Officer of Tulip Development Laboratory, Inc. and TDL Manufacturing, Inc. since their acquisition by the Company on April 4, 2005. Prior thereto, he had been Chief Executive Officer of Tulip since 1988.

Mark Tublisky has been Secretary of the Company since March 2003 and has been President of Behlman Electronics, Inc. since its acquisition by the Company from Astrosystems, Inc. in 1996. Mr. Tublisky held various positions at Astrosystems, Inc. from 1969 to 1996, including General Manager of its Automatic Test Division and then as General Manager of the Behlman Division.

David Goldman has been Treasurer of the Company since June 2004 and Controller since April 2003. Prior thereto, he was Assistant Controller of Frequency
Electronics, Inc., a commercial and defense electronics supplier, from April 1999 until April 2003 and Accounting Supervisor from May 1995 to April 1999.

     Arthur Rhein has been a director of the Company since August 2004. Mr. Rhein is the Chairman of the Board, President and Chief Executive Officer of Agilysys, Inc., a premier reseller of enterprise computer technology solutions. Mr. Rhein also serves on the Board of Directors of Kichler Lighting and Magirus AG.

     Bernard Karcinell has been a Director of the Company since 2000. Mr. Karcinell is a practicing certified public accountant licensed in Florida since 1989. He also acts as a financial advisor to several individuals and corporations. Prior thereto, he was a Partner at KPMG LLP and former President and CEO of Designcraft Jewel Industries and CCR Video Corp.

     Lee Feinberg has been a Director of the Company since February 2004. Mr. Feinberg is currently a Managing Director of UBS Financial Services Inc. and has functional responsibility as the Head of Corporate Employee Financial Services. Mr. Feinberg has been with UBS Financial Services, formerly PaineWebber, since 1987.

H. William Coogan, Jr. has been a director of the Company since April 2006. Mr. Coogan is currently the Chairman of the Board and Chief Executive Officer of Firstmark Corp., a manufacturer and seller of seat belt and restraint systems as well as components and subassemblies for the aerospace marketplace. Mr. Coogan has been with Firstmark Corp. since December 2002. Prior thereto, he was the Co-Chief Operating Officer of Rothschild North America's merger and acquisition department.

There are no family relationships among any of the directors or executive officers of the Company except that Bruce Reissman and Dennis Sunshine are brothers-in-law. The Company's executive officers serve in such capacity at the pleasure of the Board.

STOCKHOLDER  VOTE  REQUIRED

     Election of each director requires a plurality of the votes of the shares of Common Stock present in person or requested by proxy at the meeting and entitled to vote on the election of directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS NAMED ABOVE.

INFORMATION  ABOUT  THE  BOARD  OF  DIRECTORS  AND  COMMITTEES  OF  THE  BOARD

     The Board of Directors (the "Board") held seven (7) meetings and conducted other business by unanimous written consent during the fiscal year ended December 31, 2006. All directors attended at least 75% of the meetings held by the Board and by all committees of the Board with the exception of Bruce Reissman. Pursuant to the terms of the Company's acquisition of Tulip Development Laboratory, Inc. ("Tulip"), Richard A. Hetherington, Tulip's President and Chief Operating Officer, is entitled to attend all Board of Directors meetings.

Stockholders may contact the Board by mail addressed to the entire Board, or to one or more individual directors, at 80 Cabot Court, Hauppauge, New York 11788,
Attn: Secretary. All communications directed to the Board or individual directors in this manner will be relayed to the intended recipients.

     The Board has established an audit committee, nominating and corporate governance committee, compensation committee and a stock option committee to assist it in the discharge of its responsibilities. The principal responsibilities of each committee and the members of each committee are described in the succeeding paragraphs. Actions taken by any committee of the Board are reported to the Board.

Audit  Committee

     The Audit Committee of the Board currently consists of Bernard Karcinell, Lee Feinberg, Arthur Rhein and H. William Coogan, Jr., each of whom is independent as such term is defined in Rule 4200(a)(15) of the Nasdaq listing standards, as amended. The Board has determined that Bernard Karcinell is an "audit committee financial expert" as defined by the laws of the Securities and Exchange Commission ("SEC"). The Audit Committee held five (5) meetings during the fiscal year ended December 31, 2006. Each year it recommends the appointment of a firm of independent public accountants to examine the financial statements of the Company and its subsidiaries for the coming year. In making this recommendation, it reviews the nature of audit services rendered, or to be rendered, to the Company and its subsidiaries. The Audit Committee reviews with representatives of the independent public accountants the auditing arrangements and scope of the independent public accountants' examination of the financial statements, results of those audits, their fees and any problems identified by the independent public accountants regarding internal accounting controls, together with their recommendations. It also meets with the Company's Chief Financial Officer and Controller to review reports on the functioning of the Company's programs for compliance with its policies and procedures regarding ethics and those regarding financial controls. The Audit Committee is also prepared to meet at any time upon request of the independent public accountants or the Controller to review any special situation arising in relation to any of the foregoing subjects. Pursuant to the rules mandated by the SEC and the Nasdaq listing standards, as amended, the Board has adopted an Audit Committee Charter which sets forth the composition of the Audit Committee, the qualifications of Audit Committee members and the responsibilities and duties of the Audit Committee. A current copy of the Company's Audit Committee Charter accompanies the Company's proxy statement filed on May 1, 2006 as Appendix A thereto.

Nominating  and  Corporate  Governance  Committee

The Nominating and Corporate Governance Committee was formed in March 2003, held one (1) meeting during the fiscal year ended December 31, 2006 and currently consists of Lee Feinberg, Bernard Karcinell, Arthur Rhein and H. William Coogan, Jr., each of whom is independent as such term is defined in Rule 4200(a)(15) of the Nasdaq listing standards, as amended. The Committee evaluates the appropriate size of the Board, recommends a change in the composition of members of the Board to reflect the needs of the business, interviews prospective candidates and formally proposes the slate of directors to be elected at each Annual Meeting of Stockholders. A current copy of the Nominating and Corporate Governance Committee's charter accompanies the Company's proxy statement filed on April 28, 2004 as Appendix A thereto.

Although the Nominating and Corporate Governance Committee has not established minimum qualifications for director candidates, it will consider, among other factors:

     -    Broad experience; diversity,
     -    Wisdom and integrity,
     -    Judgment and skill,
     -    Understanding of the Company's business environment,
     - Experience with businesses and other organizations of comparable size,
     -    Ability to make independent analytical inquiries,
     - The interplay of the candidate's experience with the experience of other Board members,
     - The extent to which the candidate would be a desirable addition to the Board and any committees of the Board, and
     -    Willingness  to  devote  adequate  time  to  the  Board.

The Nominating and Corporate Governance Committee will consider all director candidates recommended by stockholders. Any stockholder who desires to recommend a director candidate may do so in writing, giving each recommended candidate's name, biographical data and qualifications, by mail addressed to the Chairman of the Nominating and Corporate Governance Committee, in care of Orbit International Corp., 80 Cabot Court, Hauppauge, New York 11788. A written statement from the candidate consenting to being named as a candidate and, if nominated and elected, to serve as a director, must accompany any stockholder recommendation. Members of the Nominating and Corporate Governance Committee will assess potential candidates on a regular basis.

Compensation  Committee

     The Compensation Committee of the Board currently consists of Arthur Rhein, Bernard Karcinell and H. William Coogan, Jr., each of whom is independent as such term is defined in Rule 4200(a)(15) of the Nasdaq listing standards, as amended. The Compensation Committee held six (6) meetings during the fiscal year ended December 31, 2006. The Committee makes recommendations to the Board as to the salaries of the President, sets the salaries of the other elected officers and reviews salaries of certain other senior executives. It grants incentive compensation to elected officers and other senior executives and reviews guidelines for the administration of the Company's incentive programs. The Compensation Committee also reviews and approves or makes recommendations to the Board on any proposed plan or program which would benefit primarily the senior executive group. The Compensation Committee is currently negotiating new employment agreements for the three senior executive officers of the Company and will be reviewing and approving financial measures and targets for 2007 annual incentive plans.

Stock  Option  Committee

     All activities of the Stock Option Committee for the year ended December 31, 2006 were performed by the Compensation Committee.

                             AUDIT COMMITTEE REPORT

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. Each member of the committee is an independent director as determined by our Board of Directors and pursuant to Nasdaq Corporate Governance Rules. In addition, the Board of Directors has determined that Bernard Karcinell is an "audit committee financial expert," as defined by SEC rules.

     The Audit Committee reviewed with Goldstein Golub Kessler LLP ("GGK"), who are responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles, their judgments as to the quality and acceptability of accounting principles and any other matters that are required to be discussed under generally accepted auditing standards. In addition, the Audit Committee discussed GGK's independence from management and the Company including matters set forth in the written disclosures required by Independence Standards Board Standard No. 1 and matters required to be discussed by Statement on Auditing Standards No. 61 pertaining to communications with the Audit Committee.

     The Audit Committee discussed with GGK the overall scope and plans of their audit. The Audit Committee also discussed with GGK, without management present, the results of their examinations, their evaluations of our internal controls and the overall quality of financial reporting. Relying on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006.

AUDIT COMMITTEE
Bernard Karcinell
Lee Feinberg
Arthur Rhein
H. William Coogan, Jr.

                             EXECUTIVE COMPENSATION

SUMMARY  COMPENSATION  TABLE

The following table sets forth, with respect to the Company's fiscal year ended December 31, 2006, all compensation earned by each person who is required to be listed pursuant to Item 402(a)(2) of Regulation S-B.




                                                                                  NON-EQUITY
                                                              STOCK      OPTION   INCENTIVE PLAN    ALL OTHER
NAME AND                                                      AWARDS     AWARDS   COMPENSATION      COMPENSATION    TOTAL
PRINCIPAL POSITION             YEAR  SALARY ($)   BONUS($)   ($)(1)(2)     ($)            ($)(3)          ($)(4)        ($)
-------------------            ----  -----------  --------  ----------  -------  ----------------  --------------  ---------
Dennis Sunshine                2006  $   413,000         0  $  50,000        0  $        87,000   $      74,500   $ 624,500
-----------------------------  ----  -----------  --------  ----------  -------  ----------------  --------------  ---------
President and Chief
-----------------------------
Executive Officer
-----------------------------


Bruce Reissman                 2006  $   402,000         0  $  76,000         0  $        87,000   $      33,144   $ 598,144
-----------------------------  ----  -----------  --------  ----------  -------  ----------------  --------------  ---------
Executive Vice President,
-----------------------------
Chief Operating Officer
-----------------------------


Mitchell Binder                2006  $   310,000         0  $  50,000         0  $        43,000   $      30,191   $ 433,191
-----------------------------  ----  -----------  --------  ----------  -------  ----------------  --------------  ---------
Executive Vice President,
-----------------------------
Chief Financial Officer
-----------------------------


Mark Tublisky                  2006  $   174,000         0          0         0  $        23,000   $      12,879   $ 209,879
-----------------------------  ----  -----------  --------  ----------  -------  ----------------  --------------  ---------
Secretary (President,
-----------------------------
Behlman Electronics, Inc.)
-----------------------------


Richard Hetherington           2006  $   364,000         0          0         0                0   $      10,993   $ 374,993
-----------------------------  ----  -----------  --------  ----------  -------  ----------------  --------------  ---------
President, Tulip
-----------------------------
Development Laboratory, Inc.
-----------------------------



(1) In October 2004, each of Messrs. Sunshine, Reissman and Binder received 93,750 shares of common stock of the Company, valued at $5.32 per share, the fair market value of the stock on the date of grant. The shares were awarded as a retention award to remain with the Company for ten years. The shares are held in escrow, subject to forfeiture and vest over ten years. The shares vest provided each officer is still employed, and are subject to acceleration for death or a change of control (as defined in the Stock Escrow Agreement), as follows: (i) 28,125 shares at October 13, 2007 and (ii) 9,375 shares each year for the years October 13, 2008 through October 13, 2014.

(2) In February 2004, Mr. Reissman received 12,500 shares of common stock of the Company, valued at $6.42 per share, the fair market value of the stock on the date of grant. The shares vest, provided Mr. Reissman is still employed, as follows: (i) 4,167 shares at February 24, 2005 and 2006 and (ii) 4,166 shares at February 24, 2007.

(3) Non-Equity Incentive Plan Compensation consists of the accrued incentive bonus on pre-tax income as defined in each executive's employment agreement. Mr. Hetherington was eligible to participate in a bonus pool based on the profitability of Tulip in 2006 but elected to have it distributed to Tulip's employees.

(4)     See  the  All Other Compensation Table below for additional information.


ALL  OTHER  COMPENSATION  TABLE

The following table describes each component of the All Other Compensation in the Summary Compensation Table.







                                    LIFE                    LONG TERM    LONG TERM   MEDICAL
                    401 (K) PLAN    INSURANCE   CAR LEASE/  DISABILITY   CARE        REIMBURSEMENT
NAME OF EXECUTIVE   CONTRIBUTIONS   PREMIUMS    CAR USAGE   PREMIUM      PREMIUM     PLAN            TOTAL
-----------------   -------------   ---------   ----------  -----------  ----------  --------------  -------

D. Sunshine        $        4,400   $ 33,066    $   17,979  $    4,961  $    7,446    $    6,648    $74,500
-----------------  --------------  ----------   ----------  -----------  ----------  ------------  ---------

B. Reissman                 4,400      6,650        10,744       3,523       4,478         3,349     33,144
-----------------  --------------  ----------   ----------  -----------  -----------  ----------  ----------

M. Binder                   4,318      4,450        10,255       4,798       3,021         3,349     30,191
-----------------  --------------  ----------   ----------  -----------  -----------  ----------  ----------

M. Tublisky                 2,330         -          7,200          -          -           3,349     12,879
-----------------  --------------  ----------   ----------  -----------  -----------  ----------  ----------

R. Hetherington             5,000         -          5,993          -          -             -       10,993
-----------------  --------------  ----------   ----------  -----------  -----------  ----------  ----------


     GRANTS OF PLAN-BASED AWARDS IN 2006
     None.

                    OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END 2006

The table on the following page summarizes, for each of the executive officers named in the Summary Compensation Table, grants of stock options and restricted stock outstanding at December 31, 2006. The market value of the stock awards is based on the closing market price of our stock on December 31, 2006 which was $8.16.




                                           OUTSTANDING EQUITY AWARDS AT YEAR-END

                                    OPTION AWARDS                                         STOCK AWARDS (A)(B)
                          -------------------------------------           -------------------------------------------------



                 Option                                 Option   Option     Stock       Number of   Market      Equity      Value of
                 Grant            #           #         Exercise Expiration Award       Shares      Value       Incentive   Unearned
                 Date       Exercisable  Unexercisable  Price    Date       Date        Not Vested  Not Vested  Plan Awards Shares
                 ---------  -----------  -------------  ------   ---------  ----------  ----------  -----------  ---------- ------

D. Sunshine      1/25/2001       70,313         -       $ 1.07   1/25/2011
                 7/29/2003       31,250         -       $ 4.51   7/29/2013
                 6/25/2004       31,250         -       $ 5.96   6/25/2014                                           -          -
                                                                            10/13/2004     93,750  $   765,000

B. Reissman      1/25/2001       66,563         -       $ 1.07   1/25/2011
                 7/29/2003       31,250         -       $ 4.51   7/29/2013
                 6/25/2004       31,250         -       $ 5.96   6/25/2014                                            -          -
                                                                            10/13/2004      93,750    $765,000
                                                                             2/24/2004       4,166      33,995

M. Binder        3/27/2000      156,251         -       $ 1.92   3/27/2010
                 1/25/2001       29,944         -       $ 1.07   1/25/2011
                 7/29/2003       31,250         -       $ 4.51   7/29/2013
                 6/25/2004       31,250         -       $ 5.96   6/25/2014
                                                                            10/13/2004      93,750  $   765,000       -          -

M. Tublisky      7/29/2003        8,438         -       $ 4.51   7/29/2013         -           -            -         -          -


R. Hetherington                       -         -         -           -            -           -            -         -          -


(A) In October 2004, each of Messrs. Sunshine, Reissman and Binder received 93,750 shares of common stock of the Company, valued at $5.32 per share, the fair market value of the stock on the date of grant. The shares were awarded as a retention award to remain with the Company for ten years. The shares are held in escrow, subject to forfeiture and vest over ten years. The shares vest provided each officer is still employed, and are subject to acceleration for death or a change of control (as defined in the Stock Escrow Agreement), as follows: (i) 28,125 shares at October 13, 2007 and (ii) 9,375 shares each year for the years October 13, 2008 through October 13, 2014

(B) In February 2004, Mr. Reissman received 12,500 shares of common stock of the Company, valued at $6.42 per share, the fair market value of the stock on the date of grant. The shares vest, provided Mr. Reissman is still employed, as follows: (i) 4,167 shares at February 24, 2005 and 2006 and (ii) 4,166 shares at February 24, 2007.

       OPTION EXERCISES AND STOCK VESTED

          This table provides information about any options that were exercised, or any stock that vested in 2006.





                           OPTION AWARDS              STOCK AWARDS

                   # OF SHARES    VALUE          # OF SHARES  VALUE
                   ACQUIRED       REALIZED ON    ACQUIRED ON  REALIZED ON
NAME OF EXECUTIVE  ON EXERCISE    EXERCISE       VESTING      VESTING
-----------------  -------------  -------------  -----------  -----------
D. Sunshine                    -              -            -            -
-----------------  -------------  -------------  -----------  -----------
B. Reissman                    -              -            -            -
-----------------  -------------  -------------  -----------  -----------
M. Binder                  5,000  $      34,283            -            -
-----------------  -------------  -------------  -----------  -----------
M. Tublisky                    -              -            -            -
-----------------  -------------  -------------  -----------  -----------
R. Hetherington                -              -            -            -
-----------------  -------------  -------------  -----------  -----------



                                      -19-

                            COMPENSATION OF DIRECTORS


     Directors of the Company who are not employed by the Company receive director fees of $2,000 per quarter. Employee directors are not compensated for services as a director. All directors are reimbursed for expenses incurred on behalf of the Company. The following table sets forth compensation paid to each non-employee director during 2006:

                                       Stock     Non-Equity  All
                Fees Earned or  Stock  Option    Incentive   Other
Name            Paid in Cash    Awards Awards(1) Plan Comp.  Compensation  Total
-----           ------------    ------ --------  ---------    -----        -----

H. William Coogan  $8,000          -    $18,222        -        -        $26,222
Lee Feinberg       $8,000          -    $ 4,863        -        -        $12,863
Bernard Karcinell  $8,000          -    $ 4,863        -        -        $12,863
Arthur  Rhein      $8,000          -    $ 4,863        -        -        $12,863


(1) Pursuant to the Company's 1995 Stock Option Plan for Non-Employee Directors, non-employee directors are entitled to an initial grant of 2,064 shares upon first election or appointment to the Board and annual grants of options to purchase 1,250 shares of common stock. The amounts reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006 in accordance with SFAS 123R, which was equal to the grant date fair value of the options.





(2) As of December 31, 2006, each person that served as a director during 2006 held the following outstanding options to purchase common stock:

                                                   Option            Option
                    Number  of  Securities      Exercise Price       Grant
Name           Underlying  Outstanding Options      ($)              Date
-------        ------------------------------  ---------------      ----

H.  William  Coogan          2,604                  9.28            4/18/06
                             1,250                  7.11            6/23/06

Lee  Feinberg                2,604                  6.42            2/24/04
                             1,250                  5.96            6/25/04
                             1,250                  8.78            6/24/05
                             1,250                  7.11            6/23/06


Bernard  Karcinell           2,604                  2.04             8/7/00
                               520                  1.05            6/29/01
                               520                  3.01            6/28/02
                               520                  3.70            6/27/03
                             1,250                  5.96            6/25/04
                             1,250                  8.78            6/24/05
                             1,250                  7.11            6/23/06


Arthur  Rhein                2,604                  5.25             8/4/04
                             1,250                  8.78            6/24/05
                             1,250                  7.11            6/23/06


     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Board of Directors is responsible for determining the compensation of executive officers of the Company, other than compensation awarded pursuant to the Company's Plans (defined below) which is administered by the Stock Option Committee of the Board of Directors, Messrs. Rhein, Karcinell and Coogan comprise the Compensation Committee.












         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to persons known by the Company to be the beneficial owners of 5% or more of the common stock.


                                              Beneficial Ownership
                                                of Common Stock
                                             ------------------------

                                            Number of       Percentage of
                                            Shares          Class
                                            ------          -----

Name and Address
----------------
Al Frank Asset Management (1)                639,162         13.9%
32392 Coast Highway
Laguna Beach, CA 32651

Elkhorn Partners Limited Partnership (2)     430,959          9.4%
222 Skyline Drive
Elkhorn, NR  68022

Oppenheimer Funds, Inc. (3)                  399,500          8.7%
Two World Financial Center
225 Liberty Street, 11th Floor
New York, NY  10281


(1) Based on a Statement on Schedule 13G filed by Al Frank Asset Management, Inc. with the SEC on January 30, 2007.

(2) Based on Amendment 2 to Schedule 13D filed by Elkhorn Partners Limited Partnership with the SEC on August 16, 2006.

(3) Based on a Statement on Schedule 13G filed by Oppenheimer Funds, Inc. with the SEC on March 28, 2007.








OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth, as of April 13, 2007, information concerning the beneficial ownership of our common stock by each director, each of the executive officers named in this proxy statement and all current directors and executive officers as a group. Under rules of the Securities and Exchange Commission, persons who have power to vote or dispose of securities, either alone or jointly with others, are deemed to be the beneficial owners of such securities. Each person reflected in the table below has both sole voting and investment power with respect to the shares included in the table, except as described in the footnotes below.







                                                                      Shares Subject to                   Percent
                                          Number of Shares            Exercisable                           of
Name of Beneficial Owner                  Directly or Indirectly      Options                   Total      Class
----------------------------------------  ---------------------       ---------------------  -------      -------

Dennis Sunshine, President
  and Chief Executive Officer (1) (2)                235,000              132,813              367,813     7.8%

Bruce Reissman, Executive Vice
  President, Chief Operating Officer (2)             357,038              129,063               486,101    10.3%

Mitchell Binder, Executive Vice
  President, Chief Financial Officer (2)             101,768              248,695               350,463     7.3%

Mark Tublisky, Secretary                                 100                8,438                 8,538       *

Richard Hetherington, President,
  Chief Operating Officer, Tulip
  Development Laboratory, Inc. (3)                    122,647                 -                 122,647     2.7%

H. William Coogan, Jr., Director                         -                  3,854                 3,854       *

Lee Feinberg, Director                                   -                  6,354                 6,354       *

Bernard Karcinell, Director                              -                  7,914                 7,914       *

Arthur Rhein, Director                                   -                  5,104                 5,104       *

All officers and directors
  as a group (10 persons)                             816,553             545,235             1,361,788     26.5%
----------------------------------------



*     Less than one percent

(1)     Includes 139,687 shares held by Mr. Sunshine's wife Francine Sunshine.
(2)     Includes 93,750 restricted shares subject to forfeiture.
(3)     Includes 78,845 shares held by Mr. Hetherington's wife.







                                   PROPOSAL 2

                             INDEPENDENT ACCOUNTANTS

RATIFICATION  OF  APPOINTMENT  OF  AUDITORS

     The Board, upon the recommendation of the Audit Committee, has appointed Goldstein Golub Kessler LLP ("GGK") as independent accountants for the Company to audit the books and accounts of the Company for the current fiscal year ending December 31, 2007.

     Through September 30, 2005, GGK had a continuing relationship with American Express Tax and Business Services Inc. ("TBS") from which it leased auditing staff who are full-time, permanent employees of TBS and through which its partners provided non-audit services. Subsequent to September 30, 2005, this relationship ceased and GGK established a similar relationship with RSM McGladrey, Inc. ("RSM"). GGK has no full-time employees and therefore, none of the audit services performed were provided by permanent full-time employees of GGK. GGK manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.

     Representatives of GGK are expected to be available at the meeting to respond to appropriate questions and will be given the opportunity to make a statement if they desire to do so. If the stockholders do not ratify the appointment of this firm, the appointment of another firm of independent certified public accountants will be considered by the Board of Directors.

AUDIT  FEES  AND  AUDIT  RELATED  FEES

     In accordance with the Audit Committee's charter and pursuant to SEC rules, the Audit Committee reviewed all services performed by GGK for the Company in its fiscal year ended December 31, 2006, within and outside the scope of their quarterly and annual auditing function. The aggregate fees billed by the
Company's independent auditors for each of the last two fiscal years are as follows:
                          December  31,  2005          December  31,  2006
                         --------------------          -------------------

Audit  Fees                     $162,000                   $177,000

Audit-related  Fees             $115,000                   $    0

Tax  Fees                       $   0                      $    0

All  Other  Fees                $ 29,000                   $ 45,000

Audit-related fees were for audit and due diligence work related to the acquisition of Tulip and covered the audit of Tulip for the years December 31, 2002 through December 31, 2004.
All other fees include tax services provided by TBS and RSM that total $24,000 and $32,000 for the Company's fiscal years ended December 31, 2005 and December 31, 2006, respectively.

AUDIT COMMITTEE PRE-APPROVAL POLICY

     GGK has been retained to audit the consolidated financial statements for the years ended December 31, 2006 and 2005, in addition, GGK was retained to provide other auditing and advisory services in the 2006 and 2005 fiscal years. GGK has to maintain objectivity and independence in its audit of the financial statements. To minimize relationships that could appear to impair the objectivity of GGK, the audit committee has restricted the non-audit services that GGK and its aligned company may provide to primarily tax services and merger and acquisition due diligence and audit services, and has determined that we would obtain even these non-audit services from GGK and/or its aligned company only when the services offered by GGK and its aligned company are more effective or economical than services available from other service providers.

     The audit committee also has adopted policies and procedures for pre-approving all non-audit work performed by GGK or any other accounting firms. Specifically, the audit committee has pre-approved the use of GGK and its aligned company for specific types of services within the following categories of non-audit services: merger and acquisition due diligence and audit services; tax services; internal control reviews; and reviews and procedures that are requested of GGK. In each case, the audit committee has also set a specific annual limit on the amount of such services which we would obtain from GGK, and has required management to report the specific engagements to the committee on a quarterly basis and to obtain specific pre-approval from the audit committee for all engagements.
     THE BOARD OF DIRECTORS DEEMS THE RATIFICATION OF THE APPOINTMENT OF GOLDSTEIN GOLUB KESSLER LLP AS THE AUDITORS FOR THE COMPANY TO BE IN THE
COMPANY'S  BEST  INTEREST  AND  RECOMMENDS  A  VOTE  "FOR"  SUCH  RATIFICATION.

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and the other equity securities of the Company. Officers, directors, and persons who beneficially own more than ten percent of a registered class of the Company's equities are required by the regulations of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2006, all
Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with.

     STOCKHOLDER  PROPOSALS

     No person who intends to present a proposal for action at a forthcoming stockholders' meeting of the Company may seek to have the proposal included in the proxy statement or form of proxy for such meeting unless such person (a) is a record beneficial owner of at least 1% or $2,000 in market value of shares of Common Stock, has held such shares for at least one year at the time the proposal is submitted, and such person shall continue to own such shares through the date on which the meeting is held, (b) provides the Company in writing with such person's name, address, the number of shares held by such person and the dates upon which such person acquired such shares with documentary support for a claim of beneficial ownership and a statement that such person intends to continue to hold the shares through the date of the meeting, (c) notifies the Company of such person's intention to appear personally at the meeting or by a qualified representative under Delaware law to present such person's proposal for action, and (d) submits such person's proposal timely. A proposal to be included in the proxy statement or proxy for the Company's next annual meeting of stockholders will be submitted timely only if the proposal has been received at the Company's executive offices at 80 Cabot Court, Hauppauge, New York 11788 no later than January 18, 2008. If the date of such meeting is changed by more than 30 calendar days from the date such meeting is scheduled to be held under the Company's By-Laws, or if the proposal is to be presented at any meeting other than the next annual meeting of stockholders, the proposal must be received at the Company's principal executive office at a reasonable time before the solicitation of proxies for such meeting is made.

     Even if the foregoing requirements are satisfied, a person may submit only one proposal of not more than 500 words including any accompanying statement. A supporting statement is required if requested by the proponent for inclusion in the proxy materials, and under certain circumstances enumerated in the Securities and Exchange Commission's rules relating to the solicitation of proxies. The Company may be entitled to omit the proposal and any statement in support thereof from its proxy statement and form of proxy if the foregoing eligibility or procedural requirements are not met or some other bases such as the proposal deals with a matter relating to the Company's ordinary business operations.

                    DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

     As permitted by applicable law, only one copy of this proxy statement and annual report is being delivered to stockholders residing at the same address, unless such stockholders have notified the Company of their desire to receive multiple copies of this proxy statement or the Company's annual report.

The Company will promptly deliver, upon oral or written request, a separate copy of this proxy statement and/or the Company's annual report to any stockholder residing at an address to which only one copy of either such document was mailed. Requests for additional copies should be directed to the Company's Secretary, at the Company's corporate offices at Orbit International Corp., 80 Cabot Court, Hauppauge, New York 11788, or by telephone at (631) 435-8300.

Stockholders who share an address can request the delivery of separate copies of future proxy statements or the Company's annual report upon written request which should be directed to the Company's Secretary, at the Company's corporate offices at Orbit International Corp., 80 Cabot Court, Hauppauge, New York 11788 or by telephone at (631) 435-8300.

Stockholders who share an address can request the delivery of a single copy of this proxy statement or a single copy of the Company's annual report upon written request. Such request should be directed to the Company's Secretary, at the Company's corporate offices at Orbit International Corp., 80 Cabot Court, Hauppauge, New York 11788 or by telephone at (631) 435-8300.
                                  OTHER MATTERS

     The Board of Directors is not aware of any other matter other than those set forth in this proxy statement that will be presented for action at the meeting. If other matters properly come before the meeting, the persons named as proxies intend to vote the shares they represent in accordance with their best judgment in the interest of the Company.

THE COMPANY UNDERTAKES TO PROVIDE ITS STOCKHOLDERS WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. WRITTEN REQUESTS FOR SUCH REPORT SHOULD BE ADDRESSED TO THE OFFICE OF THE SECRETARY, ORBIT INTERNATIONAL CORP., 80 CABOT COURT, HAUPPAUGE, NEW YORK 11788.

     ORBIT  INTERNATIONAL  CORP.
     ANNUAL  MEETING  OF  STOCKHOLDERS  -  JUNE  22,  2007
     THIS  PROXY  IS  SOLICITED  BY  THE  BOARD  OF  DIRECTORS


The undersigned stockholder in Orbit International Corp. ("Corporation") hereby constitutes and appoints Dennis Sunshine, Bruce Reissman, and Mitchell Binder, and each of them, his true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all shares of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Sheraton Long Island, 110 Vanderbilt Motor Parkway, Smithtown, New York 11788, on Friday, June 22, 2007, at 10:00 a.m., Eastern Daylight Savings Time, or at any postponement or adjournment thereof, on any and all of the proposals contained in the Notice of the Annual Meeting of Stockholders, with all the powers the undersigned would possess if present personally at said meeting, or at any postponement or adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ON THE REVERSE SIDE FOR DIRECTORS AND FOR PROPOSAL 2.



     (Continued  and  to  be  signed  and  dated  on  the  other  side)

                                                                [x] Please  mark
                                                                    your  votes
                                                                    as  this
                                                                    example


THE  DIRECTORS  RECOMMEND  A  VOTE  FOR  PROPOSAL  1

1.   Election  of  Directors    FOR  All nominees            WITHHOLD AUTHORITY
                                listed (except as marked     to  vote  for  all
                                to the contrary,  see        nominees  listed
                                instruction  below)          at  left


Dennis  Sunshine,  Bruce  Reissman,
Mitchell  Binder,  Arthur  Rhein,
Bernard  Karcinell,  Lee  Feinberg
and  H.  William  Coogan,  Jr.       []                             []


     INSTRUCTION:  TO  WITHHOLD  AUTHORITY  TO  VOTE  FOR  ANY  INDIVIDUAL
NOMINEE,  DRAW  A  LINE  THROUGH  THE  NAME  OF  THE  NOMINEE  ABOVE.

THE  DIRECTORS  RECOMMEND  A  VOTE  FOR  PROPOSAL  2

2.     Proposal  to  ratify  Goldstein  Golub
       Kessler  LLP as  independent  auditors.

           For                Against               Abstain

           []                    []                    []



3. The above named proxies are granted the authority, in their discretion, to act upon such other matters as may properly come before the meeting or any postponement or adjournment thereof.


Dated     ,  2007

Signature(s)

Signature(s)

Please sign exactly as your name appears on the stock certificate and return this proxy immediately in the enclosed stamped self-addressed envelope.